UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 14, 2007
                                                        -----------------


                               ACORN FACTOR, INC.
             (Exact name of Registrant as Specified in its Charter)


           Delaware                      0-19771               22-2786081
----------------------------    ------------------------   ---------------------
(State or Other Jurisdiction    (Commission file Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                   4 West Rockland Road, Montchanin, DE   19710
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (302) 656-1708
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Section 8 - Other Events

Item 2.01   Completion of Acquisition or Disposition of Assets.
Item 8.01   Other Events.

      On December 14, 2007, Acorn Factor, Inc. (the "Company") announced the completion of the sale of a portion of its equity stake in Comverge, Inc. as part of an underwritten follow-on public offering of Comverge stock by Comverge and certain selling stockholders. The press release is attached as Exhibit 99.1.

      As disclosed in the release, the Company used a portion of the proceeds to repay the loan which the Company took at the time of its purchase of SCR-Tech in November 2007 in the amount of $14 million.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No. Description
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99.1        Press Release dated December 14, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of December, 2007.


                                        ACORN FACTOR, INC.


                                        By:    /s/ Sheldon Krause
                                               ---------------------------------
                                        Name:  Sheldon Krause
                                        Title: Secretary and General Counsel